Exhibit 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of NewMarket China, Inc.'s (the "Company") Quarterly Report on Form 10-QSB for the period ending March 31, 2007 (the "Report"), I, Philip J. Rauch, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                     /s/ Philip J. Rauch
                                                     ---------------------------
                                                     Philip J. Rauch
                                                     Chief Financial Officer

Date: May 21, 2007